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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 14, 2005

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                     000-49887                980363970
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


               MINTFLOWER PLACE
             8 PAR-LA-VILLE ROAD
                HAMILTON, HM08
                   BERMUDA                                          N/A
   (Address of principal executive offices)                     (Zip Code)


                                 (441) 292-1510
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01         REGULATION FD DISCLOSURE.

         On December 14, 2005, Nabors Industries Ltd. (the "Company") is making a presentation to analysts and investors. Copies of the slides used in the presentation, including graphic images, are available for viewing on the Company's website located at www.nabors.com, although we reserve the right to discontinue that availability at any time.

         The information disclosed in this Item 7.01 and the corresponding materials available on our website are being furnished solely to comply with Regulation FD and are not considered to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

         CAUTIONARY STATEMENTS REGARDING PRESENTATION

         In connection with our efforts to update our shareholders on our operations and other matters, we are providing an operational and financial update of the Company's business. The presentation includes certain estimates and other forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by Nabors from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, Nabors' actual results may differ materially from those indicated or implied by such forward-looking statements.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NABORS INDUSTRIES LTD.


Date:  December 14, 2005         By:   /s/ Daniel McLachlin
                                       -----------------------------------------
                                       Daniel McLachlin
                                       Vice President-Administration & Secretary